UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NextTrip, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NextTrip, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 9, 2025

Dear Stockholder:

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of NextTrip, Inc., a Nevada corporation (the “Company”), will be held on Wednesday, April 9, 2025, at 10:00 a.m. Mountain Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. In order to virtually attend the Annual Meeting, you must register at https://agm.issuerdirect.com/ntrp-2025 by 11:59 p.m. Eastern Time on April 8, 2025. You will not be able to attend the Annual Meeting in person. Stockholders virtually attending the Annual Meeting will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to join us and participate online. We recommend that you log in a few minutes before 10:00 a.m. Mountain Time, on April 9, 2025 to ensure you are logged in when the Annual Meeting starts. For further information, please see the Questions and Answers about the Annual Meeting beginning on the first page of the accompanying Proxy Statement.

At the Annual Meeting, our stockholders will be asked to consider and vote upon the following:

1.	the election of one Class I director to serve until our 2028 annual meeting of stockholders, or until his successor is duly elected and qualified, subject to his earlier death, resignation or removal;

2.	the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending February 28, 2025; and

3.	To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors (the “Board”) has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board has approved the inclusion of each proposal and recommends that you vote “FOR” the Class I director nominee and “FOR” Proposal 2. These proposals are more fully described in the Proxy Statement accompanying this Notice. The accompanying Proxy Statement can also be accessed directly at the following Internet address: https://www.iproxydirect.com/NTRP. Action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Annual Meeting.

Our Board has fixed the close of business on March 7, 2025 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record of shares of our common stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on March 7, 2025 will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours, beginning ten days before the Annual Meeting and through the date of the Annual Meeting. You may email us at frank.orzechowski@nexttrip.com to coordinate arrangements to view the stockholder list.

On or about March 12, 2025, we are mailing this Notice, along with the accompanying Proxy Statement and proxy card, to each of our stockholders entitled to notice of and to vote at the Annual Meeting. Accompanying this Notice is the Proxy Statement and a proxy card that includes voting instructions. Whether or not you expect to attend our Annual Meeting, please read these materials carefully, complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

We cordially invite you to virtually attend the Annual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Annual Meeting virtually, you are urged to promptly complete, date, sign and return the proxy card you receive or to submit your vote using another method included in the proxy card you receive in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in enclosed proxy card that you receive in the mail. This will not limit your right to virtually attend or vote at the Annual Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Annual Meeting.

Even if you plan to attend the virtual Annual Meeting, we request that you submit a proxy by following the instructions provided in the enclosed proxy card you receive in the mail as soon as possible in order to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

NextTrip, Inc.

/s/ William Kerby
William Kerby
Chief Executive Officer

Santa Fe, New Mexico

March 10, 2025

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE NOTICE.

NextTrip, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 9, 2025

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextTrip, Inc., a Nevada corporation (the “Company,” “NextTrip,” “we” or “us”), for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Wednesday, April 9, 2005, at 10:00 a.m. Mountain Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. In order to virtually attend the Annual Meeting, you must register at https://agm.issuerdirect.com/ntrp-2025 by 11:59 p.m. Eastern Time on April 8, 2025. You will not be able to attend the Annual Meeting in person. Stockholders virtually attending the Annual Meeting will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to join us and participate online. We recommend that you log in a few minutes before 10:00 a.m. Mountain Time, on April 9, 2025 to ensure you are logged in when the Annual Meeting starts. For further information, please see the Questions and Answers about the Annual Meeting beginning on the second page of this Proxy Statement.

On or about March 12, 2025, we are mailing this Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for our fiscal year ended February 29, 2024 (the “Annual Report”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The enclosed proxy card includes instructions for how you may vote your shares at the Annual Meeting.

Only stockholders of record at the close of business on March 7, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record of shares of our common stock, Series H Convertible Preferred Stock (“Series H Preferred”) and Series I Convertible Preferred Stock (“Series I Preferred”) at the close of business on that date will be entitled to vote at the Annual Meeting. Shares cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	Why am I receiving this proxy statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you owned shares of Company common stock, Series H Preferred and/or Series I Preferred, as applicable, at the close of business on the Record Date and are therefore entitled to vote at the Annual Meeting. This Proxy Statement summarizes the information that you need to know in order to cast your vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your securities of NextTrip.

Under rules adopted by the SEC, we have mailed the full set of our proxy materials, including this Proxy Statement, the accompanying proxy card and our Annual Report, to our stockholders of record as of the Record Date. The proxy materials are also available to view and download at https://www.iproxydirect.com/NTRP.

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Q:	When and how will the Annual Meeting be held?

The Annual Meeting will be held virtually at 10:00 a.m. Mountain Time on April 9, 2025. In order to attend the meeting, you must register at https://agm.issuerdirect.com/ntrp-2025 by 11:59 p.m. Eastern Time on April 8, 2025. You will not be able to attend the Annual Meeting in person.

Q:	How do I attend and participate in the Annual Meeting online?
A:

The Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the Internet. Any stockholder can attend the virtual meeting live by registering at https://agm.issuerdirect.com/ntrp-2025. The webcast will start at 10:00 a.m. Mountain Time. Stockholders as of the Record Date may vote and submit questions while attending the Annual Meeting online. Stockholders attending the Annual Meeting online will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting.

To enter the Annual Meeting, you will need the control number, which is included in your proxy materials if were are a stockholder of record of shares of our common stock, Series H Preferred or Series I Preferred, as applicable, as of the Record Date, or included with your voting instructions and materials received from your broker, bank or other agent if you hold your shares in a “street name.” Instructions on how to attend and participate are available at https://agm.issuerdirect.com/ntrp-2025. We recommend that you log in a few minutes before 10:00 a.m. Mountain Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may log in to the virtual meeting using your control number, type your question into the “Ask a Question” field, and click “Submit.”

Q:	Will a list of record stockholders as of the Record Date be available?

A:	For the ten days prior to the Annual Meeting, the list of stockholders of record on the Record Date will be available for examination by any stockholder of record for a legally valid purpose by request. You can contact our Chief Financial Officer and Secretary, Frank Orzechowski, at (954) 526-9688 or at frank.orzechowski@nexttrip.com to coordinate arrangements to view the stockholder list.

Q:	On what matters will I be voting?

A:	The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, the vote required for such proposals to be approved, the voting options and the Board’s recommendations with respect to each proposal:

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Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 1: To elect one Class I director to serve until our 2028 annual meeting of stockholders, or until his successor is duly elected and qualified, subject to his earlier death, resignation or removal.	The Class I director nominee receiving the highest number of “FOR” votes cast will be elected to our Board. Abstentions and broker non-votes will have no effect on the outcome of this proposal.	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 2: To ratify the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending February 28, 2025.

The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.

This proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes are received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Q:	What happens if I sell my shares after the Record Date, but before the Annual Meeting?

A:	If you sell or transfer your shares of the Company after the Record Date but before the Annual Meeting, you will retain your right to vote at the Annual Meeting, but will transfer ownership of the shares and will not hold an interest in the Company.

Q:	How do I vote?

A:

After you have carefully read this proxy statement and have decided how you wish to vote your shares of NextTrip common stock, Series H Preferred and/or Series I Preferred, as applicable, please vote promptly.

Stockholders of Record and Voting

If your shares of Company stock are registered directly in your name with the Company or the Company’s transfer agent, Issuer Direct Corporation, as applicable, you are the stockholder of record of those shares and these proxy materials have been mailed or e-mailed to you by the Company. You may vote your shares by Internet, telephone, fax or by mail, as further described below. Your vote authorizes William Kerby, Chief Executive Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you direct.

●	To vote online during the Annual Meeting, follow the provided instructions to join the meeting at https://agm.issuerdirect.com/ntrp-2025, starting at 10:00 a.m. Mountain Time on April 9, 2025. The webcast will open 15 minutes before the start of the Annual Meeting.

●	To vote in advance of the Annual Meeting through the internet, go to https://www.iproxydirect.com/NTRP to complete an electronic proxy card. You will be asked to provide the company number and control number from the printed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on April 8, 2025 to be counted.

●	To vote in advance of the Annual Meeting by telephone, dial 1-866-752-8683 and follow the recorded instructions. You will be asked to provide the company number and control number from the printed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on April 8, 2025 to be counted.

●	To vote by fax, complete, sign and date the enclosed proxy card and fax it to 202-521-3464. Your vote by fax must be received by 11:59 p.m. Eastern Time on April 8, 2025 to be counted. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

●	To vote using the enclosed proxy card, complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. If you return your signed proxy card to us before the Annual Meeting, the proxy will vote your shares as you direct. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

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Beneficial Owners

If your shares of Company stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the Internet or by telephone or fax if the bank, broker, trustee or nominee offers these options. You can also sign and return a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Furthermore, brokers, banks and nominees who hold shares of Company stock on your behalf may not give a proxy to the Company to vote those shares on non-discretionary matters without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of Company stock, what happens if I do not provide voting instructions?”

Q:	How many shares must be present to hold the Annual Meeting?

A:	The presence in person or by proxy of at least one-third of the voting power of the outstanding shares of Company stock, including its common stock, Series H Preferred and Series I Preferred, outstanding as of the Record Date, is necessary to constitute a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined above) of shares of the Company’s stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will nonetheless be counted as present at the Annual Meeting for purposes of determining whether a quorum exists so long as they are voted by such bank, broker or other nominee on one of the discretionary proposals. Stockholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists even if such stockholders abstain from voting.

Q:	How many votes do I and others have?

A:

Except as set forth below, you are entitled to one vote for each share of Company common stock, Series H Preferred and Series I Preferred, as applicable, that you held as of the Record Date. Holders of Series H Preferred and Series I Preferred will vote together with holders of Company common stock as a single class on each of the proposals being presented to stockholders for approval at the Annual Meeting.

As of the close of business on the Record Date, there were 1,769,532 shares of Company common stock outstanding, 33,000 shares of Series H Preferred outstanding, and 500,442 shares of Series I Preferred outstanding.

Notwithstanding the foregoing, of the 500,442 shares of our Series I Preferred outstanding as of the Record Date, only 120,414 shares of Series I Preferred are eligible to vote with respect to each of proposals included in this Proxy Statement due to a 9.99% beneficial ownership limitation included in the Certificate of Designation of the Series I Preferred Stock. Any shares of Series I Preferred that are not eligible to vote due to the beneficial ownership limitation will be excluded from the voting tabulation for each of the proposals.

On the Record Date, there were also 316 shares of the Series E Preferred Stock (“Series E Preferred”) outstanding, 297,788 shares of Series J Nonvoting Convertible Preferred Stock (“Series J Preferred”) outstanding, 60,595 shares of Series K Nonvoting Convertible Preferred Stock (“Series K Preferred”) outstanding, 1,076,156 shares of Series L Nonvoting Convertible Preferred Stock (“Series L Preferred”) outstanding, 133,278 shares of Series M Nonvoting Convertible Preferred Stock (“Series M Preferred”) outstanding, 500,000 shares of Series N Nonvoting Convertible Preferred Stock (“Series N Preferred”) outstanding, 161,291 shares of Series O Nonvoting Convertible Preferred Stock (“Series O Preferred”) outstanding, and 343,750 shares of Series P Nonvoting Convertible Preferred Stock (“Series P Preferred”) outstanding. However, shares of the Series E, J, K, L, M, N, O and P Preferred are not entitled to vote on the matters being considered at the Annual Meeting.

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Q:	If I am a beneficial owner of shares of Company stock, what happens if I do not provide voting instructions? What is discretionary voting? What is a broker non-vote?

A:

If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Even though the Company’s common stock is listed on Nasdaq, the rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

We are advised that the Proposal 2 and is a discretionary proposal. Proposal 1 is a non-discretionary proposal. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares may not be voted with respect to Proposal 1. Broker non-votes will have no effect on the outcome of any of the proposals being presented to stockholders for approval at the Annual Meeting.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on one or more of the proposals, the Company stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Annual Meeting and cannot be voted.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Annual Meeting and vote at the Annual Meeting, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of Company stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your written notice of revocation or your new proxy to the Secretary of the Company, as specified below under “What is the deadline to propose actions for consideration at this year’s annual meeting of stockholders or to nominate individuals to serve as directors?” no later than the beginning of the Annual Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Annual Meeting?

A:	Yes. You will be asked to provide the company number and control number from the printed proxy card.

Q:	Are Company stockholders entitled to dissenters’ or appraisal rights?

A:	No. Company stockholders do not have dissenters’ or appraisal rights in connection with any of the proposals under Chapter 78 of Nevada Revised Statutes (the “NRS”) and will not be afforded any such rights.

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Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this Proxy Statement, proxy card, Annual Report and/or voting instruction form. This can occur if you hold your shares of Company stock in more than one brokerage account, if you hold shares of Company stock directly as a record holder and also in street name, or otherwise through a nominee. Other circumstances may apply. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock, Series H Preferred and/or Series I Preferred, as applicable, are voted.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we intend to file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	What proxy materials are available on the internet?

A:	This proxy statement is available at https://www.iproxydirect.com/NTRP.

Q:	Whom may I call with questions about the Annual Meeting and the Proposals?

A:	Company stockholders should contact our Chief Financial Officer and Secretary, Frank Orzechowski, via email at frank.orzechowski@nexttrip.com or by telephone at (954) 526-9688 with any questions regarding the Annual Meeting or any of the proposals to be presented at the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than November 12, 2025, which is 120 days prior to the first anniversary of the mailing date of this Proxy Statement for our 2025 annual meeting of stockholders. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

NextTrip, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

As for stockholders who wish to present a proposal or to nominate a director candidate at the 2026 annual meeting of stockholders, but not to include the proposal or nomination in our proxy statement, our amended and restated bylaws state that the proposal or nomination must be received by us no later than November 12, 2025, which is 120 days prior to the first anniversary of the mailing date of this Proxy Statement. The proposal or nomination must also contain the information required by our amended and restated bylaws. A proposal or nomination to be presented directly at the 2026 annual meeting should be addressed to us as set forth above. For the 2026 annual meeting, we will be required pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of our 2025 annual meeting.

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PROPOSAL 1

ELECTION OF DIRECTORS

Background

Our Board is currently composed of five members. In accordance with our amended and restated bylaws, our Board is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board and newly created directorships may be filled only by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

Currently, our directors are divided among the three classes as follows:

●	the Class I director is Donald P. Monaco, and his current term will expire at the Annual Meeting;

●	the Class II directors are Salvatore Battinelli and Jacob Brunsberg, and their current terms will expire at our 2026 annual meeting of stockholders; and

●	the Class III directors are Dennis Duitch and Kent Summers, and their current terms will expire at our 2027 annual meeting of stockholders.

The Nominations and Corporate Governance Committee of our Board has recommended, and our Board has nominated, Donald P. Monaco for re-election as our Class I director at the Annual Meeting for a period of three years, or until his successor is elected and qualified, subject to his earlier death, resignation or removal. At such the Annual Meeting, only one Class I director will be elected to our Board.

Information Regarding our Class I Director

The below table and narrative disclosures include information about our Class I director nominee.

Name	Age	Position
Donald P. Monaco	72	Chair of the Board, Class I Director

Donald P. Monaco has served as Chairman of the Board since December 29, 2023. Mr. Monaco has approximately three decades of experience as an international information technology and business management consultant. Mr. Monaco is the founder and owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport in Duluth, Minnesota, serving airline, military, and general aviation customers since November 2005. Since January 2009, he has been appointed and reappointed by Minnesota Governors to serve as a Commissioner of the Metropolitan Airports Commission in Minneapolis-St. Paul, Minnesota, and currently serves as Chairman of the Operations, Finance and Administration Committee. Mr. Monaco is also the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco previously worked as an international information technology and business management consultant with Accenture in Chicago, Illinois for 28 years, and as a partner and senior executive for 18 of such years. From August 2011 to January 2023, Mr. Monaco served as a member of the board of directors of NextPlay (known as Monaker prior to June 2020), where he served as chairman of the board of directors from August 2018 to June 2021 and as co-chairman of the board from June 2021 to December 2021. He previously served as a director at Republic Bank in Duluth, Minnesota from May 2015 until October 2019. He also served on the Verus International, Inc., formerly RealBiz Media Group, Inc., board of directors from October 2012 until April 2016, serving as chairman of the board from August 2015 to April 2016. Mr. Monaco holds Bachelor’s and Master’s degrees in Computer Science Engineering from Northwestern University.

Our Board believes that Mr. Monaco is qualified to serve as a member of our Board on the basis of his deep understanding of information technology, early-stage business growth strategies and business acquisitions, as well as his background and extensive company management and leadership experience.

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Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board are expected to prepare for, attend, and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that our Board should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also will consider these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board the director nominees for selection.

Nominating and Corporate Governance Committee is committed to ensuring that our Board’s composition appropriately reflects the current and anticipated needs of our Board and the Company and believes that our current directors are well-suited to serve as directors based on the expertise and experience.

Stockholder Recommendations for Nominations to the Board

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated articles of incorporation, amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with suitable backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.

Any nomination should be sent in writing to our Corporate Secretary at NextTrip, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. To be timely for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the nomination by November 12, 2025, the date 120 days prior to the first anniversary of the mailing date of this Proxy Statement. For the 2026 annual meeting, we will be required, pursuant to Rule 14a-19 under the Exchange Act, to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting; provided, however, that if the date of the meeting is changed by more than 30 calendar days from the anniversary of this Annual Meeting, then notice must be received by the later of 60 calendar days prior to the date of our 2026 annual meeting or the 10th calendar day following the date on which we publicly announce the date of the 2026 annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than February 8, 2026.

Vote Required

The Class I director nominee receiving the highest number of “FOR” votes cast will be elected to our Board. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE

CLASS I DIRECTOR NOMINEE UNDER PROPOSAL 1

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PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Our Audit Committee has selected Haynie & Company (“Haynie”) as our independent registered public accounting firm for the fiscal year ending February 28, 2025, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Annual Meeting. Haynie has audited the Company’s financial statements since February 15, 2024. Representatives of Haynie are not expected to be present at the Annual Meeting.

TPS Thayer, LLC (“TPS”) was originally engaged by NextTrip Group, LLC (“NextTrip Group”), the former parent of the Company’s wholly-owned subsidiary NextTrip Holdings, Inc. (“NextTrip”), which became the accounting predecessor of the Company upon consummation of the business combination between NextTrip and the Company on December 29, 2023 (the “Business Combination”), to serve as NextTrip Group’s auditor for its fiscal years ended February 28, 2023.

Neither our governing documents nor any applicable laws require stockholder ratification of the selection of Haynie as our independent registered public accounting firm. However, our Audit Committee is submitting the selection of Haynie to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify this selection, the Audit Committee will reconsider its selection of Haynie and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by Haynie, the Company’s current auditor, for professional services rendered with respect to the fiscal years ended February 29, 2024 and February 28, 2023, as applicable.

	February 29, 2024	February 28, 2023
Audit fees(1)(3)	$78,000	$45,000
Audit related fees(2)(3)	—	—
Tax fees	750	—
All other fees	12,500	—
Total	$91,250	$45,000

(1)	In accordance with the SEC’s definitions and rules, “audit fees” are fees that we paid for professional services for the audit of our financial statements included in our Annual Report on Form 10-K and review of the interim financial statements included in quarterly reports, and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	In accordance with the SEC’s definitions and rules, “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

(3)	In addition to the amounts included in the table above, the Company paid TPS, its predecessor auditor, $44,000 in audit fees for the February 29, 2024 audit, and $80,000 in audit and audit related fees for the February 28, 2023 audit.

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Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter, which can be found at www.nexttrip.com under the tab “Investors.” Before our independent registered public accounting firm is engaged by the Company to render audit or non-audit services, the Audit Committee must pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services are not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC. The Audit Committee may not engage the independent registered public accounting firm to perform non-audit services prohibited by law or regulation. On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

Auditor Independence

In our fiscal year ended February 29, 2024, Haynie provided no professional services that would require our Audit Committee to consider their compatibility with maintaining the independence of Haynie.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

TPS served as the independent registered accounting firm NextTrip Group, which became the accounting predecessor of the Company upon consummation of the Business Combination, for its fiscal year ended February 28, 2023. Subsequent to closing of the Business Combination, on February 15, 2024, the Company notified TPS of its dismissal as the Company’s independent registered public accounting firm, effective as of that date. The dismissal of TPS was approved by both our Audit Committee and the Board.

The report of TPS regarding the Company’s financial statements for the fiscal year ended February 28, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that TPS’ report contained an explanatory paragraph expressing substantial doubt about the ability of NextTrip Group to continue as a going concern. During the NextTrip Group’s fiscal year ended February 28, 2023, and the subsequent interim period through the date of TPS’ dismissal, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with TPS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to TPS’ satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such fiscal years and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during the fiscal year ended February 28, 2023 requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

On February 15, 2024, the Company engaged Haynie as the Company’s independent registered public accounting firm, effective as of that date. The Board, upon recommendation of the Audit Committee, approved the decision to engage Haynie and appointed Haynie as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024.

Haynie served as the Company’s independent registered public accounting firm prior to consummation of the Business Combination. During the fiscal year ended February 28, 2023, and the subsequent interim period through February 15, 2024, neither NextTrip Group nor anyone acting on its behalf, consulted with Haynie regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NextTrip Group’s financial statements, and neither a written report nor oral advice was provided to the NextTrip Group that Haynie concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the SEC on February 22, 2024.

Vote Required

This proposal will be approved if the number of votes cast “FOR” the ratification of the selection of Haynie as our independent registered public accounting firm for the fiscal year ended February 28, 2025 exceeds the number of votes cast “AGAINST” the proposal. This proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes are received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF

HAYNIE & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2025

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BOARD MATTERS AND CORPORATE GOVERNANCE

The following table sets forth information about Mr. Monaco and each of the other current members of our Board:

Directors	Class	Age	Position	Director Since	Current Term Expires
Donald P. Monaco	I	72	Chairman of the Board and Director	2023	2025 Annual Meeting
Jacob Brunsberg	II	38	Director	2022	2026 Annual Meeting
Salvatore Battinelli(1)	II	83	Director	2017	2026 Annual Meeting
Dennis Duitch(1)	III	80	Director	2017	2027 Annual Meeting
Kent Summers(1)	III	66	Director	2018	2027 Annual Meeting

(1)	Member of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

Nominee for Class I Director

See Proposal 1 for biographical information regarding Donald P. Monaco, our Class I Director nominee.

Continuing Directors

Dennis Duitch was appointed to our Board of Directors on August 8, 2017. Mr. Duitch has served as Managing Director of Duitch Consulting Group, a private consulting company, since 2003. Prior to that time, he practiced public accounting, business management, mediation and consultancy nationally, with expertise in strategic and operations management, finance, accounting, strategic planning and business operations for a wide spectrum of companies, including technology, manufacturing and distribution, marketing, real estate, entertainment, and professional practices. He has served in executive officer roles and as a director of public and private companies, not-for-profit organizations, including as Vice-Chairman for Accountants Global Network, and as a top-level advisor for public companies, closely held businesses, families and high-wealth individuals for over thirty years. Mr. Duitch began his career with the international CPA firm Grant Thornton in its Chicago, San Francisco and Beverly Hills offices before founding Duitch & Franklin LLP, which evolved to become one of Southern California’s largest independent CPA/Business Management/Consultancy practices, and which was acquired by a public company in 1998. He subsequently served as President for a consumer products company with direct responsibility for marketing, retail, and fulfillment operations, until forming Duitch Consulting Group in 2003 to serve clients in advisory, C-level, and board of director roles. Mr. Duitch is a Certified Family Business and Estate Advisor, and mediator for matters including partner/stockholder agreements and disputes, business and marital property dissolution, and dysfunctional executive teams and boards of directors. He has lectured extensively in management, financial and accounting areas for the California CPA Foundation, business and professional groups, has instructed at several colleges and universities, and has authored technical articles in management and taxation for regional and national publications. Mr. Duitch earned a B.B.A degree in Accounting from the University of Iowa and a Master of Business Administration in Finance from Northwestern University.

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Kent Summers was appointed to our Board of Directors on January 18, 2018. Mr. Summers was also appointed to serve as a member of the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Mr. Summers currently divides his time among a number of independent activities which focus on early-stage technology company formation and development strategies, and sales planning and execution needs for emerging- and mid-market technology companies located primarily in the Boston metropolitan area, including: management consultant to private and family-owned businesses; volunteer Mentor and Instructor with the Massachusetts Institute of Technology Venture Mentoring Services program; regular lectures on enterprise, business-to-business sales to company founders and students enrolled at the Massachusetts Institute of Technology Sloan School of Management, the Harvard MBA Program, the Wharton School at the University of Pennsylvania, and a number of domestic and international entrepreneurship support organizations; and consultant to Fellows enrolled in the Harvard Advanced Leadership Initiative. Mr. Summers has served in those roles at various times from 2003 to the present. From 2009 to the present, Mr. Summers has served as the non-executive Chairman of CADNexus, Inc., and from 2017 to the present, as a director and Chairman of the Compensation Committee with iQ3 Connect, Inc. Mr. Summers also currently serves as Chairman, Board of Managers, Massachusetts Materials Technologies LLC. From 2005 to 2017, Mr. Summers served as Managing Partner at Practical Computer Applications, Inc., a Boston-based database consulting and engineering services firm, where he was responsible for sales planning and execution activities. Prior to Practical Computer Applications, from 2001 to 2005, Mr. Summers provided independent merger & acquisition advisory services to support the sale of privately-owned companies. Over a prior 14-year period, Mr. Summers served in leadership roles at several software and internet start-ups, including: Chairman and CEO of Collego Corporation (acquired by MRO Software), founder and CEO of MyHelpDesk, Inc. (acquired by Support.com), founder of PCMovingVan.com (acquired by a PE firm), and Vice President of Marketing at Electronic Book Technologies, Inc. (acquired by INSO Corporation, formerly listed on Nasdaq). Prior to the software industry, Mr. Summers served as Technology Analyst at Electronic Joint Venture Partners LLC and Associate Program Trader on the Options Trading Desk at Bear Stearns & Co. In 1986, Mr. Summers received a BA in English from the University of Houston.

Jacob Brunsberg was appointed to our Board of Directors on April 1, 2022. He was appointed Senior Vice President of Product Management and Strategic Relationships on September 20, 2021, on February 16, 2022, he was named President and Chief Operating Officer, and on April 1, 2022, he was named President and Chief Executive Officer, of the Company. He resigned from his executive roles with the Company on December 29, 2023. Prior to joining the Company, Mr. Brunsberg was a P&L leader for General Electric’s Binder Jet Technology unit, with management responsibility for strategy, development, commercialization, and overall business performance. Mr. Brunsberg holds a Bachelor of Science degree in Material Science and Engineering from the University of Wisconsin-Madison.

Salvatore Battinelli was appointed to our Board of Directors on August 16, 2017. Mr. Battinelli is currently the President and Chief Executive Officer of Bello e Preciso Co., a manufacturer and wholesaler of Italian-made fashion watches and has served in those roles since early 2017. Prior to joining Bello e Preciso Co., from 2011 to 2013, Mr. Battinelli served as Vice President of Development and Long-Term Strategy of North American Management Corporation, a wealth management firm based in Boston, Massachusetts with over $2 billion in assets under management. From 1987 to 2011, Mr. Battinelli served as Executive Vice President and acting Chief Executive Officer and Chief Operating Officer of Faneuil Hall Associates, Inc., a concierge boutique family office devoted to five interrelated ultra-high net-worth families. Mr. Battinelli’s primary responsibilities while at Faneuil Hall Associates included providing planning and investment advice, the management of approximately 30 asset portfolios and more than 65 individual business entities; and assisting the families in their various business ventures worldwide while working closely with law, accounting and banking functions. During his tenure at Faneuil Hall Associates, Mr. Battinelli served as an executive officer or director for certain of the family-owned entities and successfully managed several portfolio company IPOs, as well as serving as CEO and COO for Designhouse International, a Scandinavian furniture company operating out of Atlanta, Georgia, which was previously listed on NASDAQ in 1983. From 1970 to 1974, Mr. Battinelli served as Audit Manager for Deloitte & Touche (formally Touche Ross), where he specialized in management information systems. From 2002 to 2011, Mr. Battinelli also served as the Chairman of the Board of Directors of HealthLink Europe, BV, a logistics and services company that serves the healthcare industry. Mr. Battinelli is a Certified Public Accountant and received a BS in accounting and an MBA with an emphasis in international economics and accounting, both from Babson College.

Director Independence

Our Board currently consists of five members. As a result of his previous service as our Chief Executive Officer, Mr. Brunsberg is not considered an independent director. Our Board has determined that our other directors, Salvatore Battinelli, Dennis Duitch and Kent Summers, constituting a majority of our directors, are “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq marketplace rules. Pursuant to Nasdaq rules, our Board must consist of a majority of independent directors.

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The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to Messrs. Battinelli, Duitch and Summers, our independent directors, that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Classified Board of Directors

In accordance with our amended and restated bylaws, our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

●	the Class I director is Donald P. Monaco, and his current term will expire at the Annual Meeting;

●	the Class II directors are Salvatore Battinelli and Jacob Brunsberg, and their current terms will expire at our 2026 annual meeting of stockholders; and

●	the Class III directors are Dennis Duitch and Kent Summers, and their current terms will expire at our 2027 annual meeting of stockholders.

Our amended and restated bylaws provide that the authorized number of directors may be changed by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

Leadership Structure of the Board

Any director, or our Board as a whole, may be removed with or without cause at any meeting of stockholders by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws provide our Board with the discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer. Our Board believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board from time to time based on circumstances then in existence.

The Chairman of the Board presides at all meetings of our Board and exercises and performs such other powers and duties as may be assigned to him from time to time by the Board or prescribed by our amended and restated bylaws.

Our Board has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer, and in the past has combined the roles of Chairman and Chief Executive Officer. Our Board currently is committed to the separation of the offices of Chairman and Chief Executive Officer. However, our Board continually evaluates our leadership structure and could, in the future, decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our Company and our stockholders.

Board Meetings and Committees

During our fiscal year ended February 29, 2024, the Board held 25 meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period he was a director and (ii) the total number of meetings held by all committees of our Board on which he served during the periods that he served.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our then current directors attended our 2024 Annual Meeting of Stockholders.

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Our Board has established three standing committees–audit, compensation, and nominating and corporate governance, each of which operates under a written charter that has been approved by our Board. Each committee charter has been posted on the Investors section of our website at www.nexttrip.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this prospectus.

Audit Committee

The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures;

●	establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

●	meeting independently with our registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the Audit Committee report required by SEC rules.

The members of our Audit Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Duitch serves as the chairperson of the committee. Our Board has determined that each of Messrs. Duitch, Battinelli and Summers is an independent director under the applicable Nasdaq rules and under SEC Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that each member of our Audit Committee is an “audit committee financial expert,” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Audit Committee met four times during fiscal 2024.

Compensation Committee

The Compensation Committee’s responsibilities include:

●	annually reviewing and approving corporate goals and objectives applicable to CEO compensation;

●	determining our CEO’s compensation;

●	reviewing and approving, or making recommendations to our Board with respect to the compensation of our other executive officers;

●	overseeing an evaluation of our senior executives;

●	overseeing and administering our equity incentive plans;

●	reviewing and making recommendations to our Board with respect to director compensation; and

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when it is required by SEC rules to be included in our Proxy Statements.

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The members of our Compensation Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Battinelli serves as the chairperson of the committee. Our Board has determined that each of Messrs. Duitch, Battinelli and Summers is independent under the applicable Nasdaq rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met four times during fiscal 2024.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

●	recommending to our board the persons to be nominated for election as directors and to each of the Board’s committees; and

●	overseeing an annual evaluation of the Board.

The members of our Nominating and Corporate Governance Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Duitch serves as the chairperson of the committee. Our Board has determined that each of Messrs. Duitch, Battinelli and Summers is independent under the applicable Nasdaq rules and regulations. The Nominating and Corporate Governance Committee met one time during 2024.

Report of the Audit Committee of the Board of Directors

The Audit Committee provides assistance to our Board in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our board of directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Haynie serves as our independent registered public accounting firm and audited our financial statements for the year ended February 29, 2024. Haynie does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected Haynie as our independent registered public accountants for our 2025 fiscal year.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended February 29, 2024 and has discussed those financial statements with management and Haynie. The Audit Committee has also received from, and discussed with, Haynie various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with Haynie matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Hayne to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).

Audit and non-audit services to be provided by Haynie are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

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In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based on these reviews and discussions, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 29, 2024, filed with the SEC.

Respectfully submitted,

Audit Committee:

Salvatore Battinelli

Dennis Duitch

Kent Summers

Family Relationships

There are no family relationships between or among our directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Code of Ethics and Business Conduct

The Company has a code of ethics that applies to all employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, as well as to the members of the Board. The code is available on our website at www.nexttrip.com. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Current Report on Form 8-K, in each case to the extent such disclosure is required by the rules of the SEC or Nasdaq. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through standing committees of the Board that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves of any related-person transactions. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance guidelines that we may adopt or amend from time to time. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.

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DIRECTOR COMPENSATION

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors (i.e., directors who are not employed by us as officers or employees) with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment. Directors who are also employees of our company do not receive compensation for their service on our Board.

Under our director compensation program for fiscal year 2024, each non-employee director received annual compensation of $25,000, and an option to purchase 655 shares of our common stock, which is fully vested. All cash fees are paid quarterly. Also, each non-employee director may be reimbursed for his reasonable expenses incurred in the performance of his duties as a director as our Board determines from time to time. Our Compensation Committee intends to evaluate our director compensation program and determine whether any changes should be recommended to the Board.

The following table sets forth certain information concerning the compensation paid to non-employee directors in fiscal year 2024 for their services as directors of the Company. The compensation of Mr. Brunsberg, who serves as a director and our former President and Chief Executive Officer, is described in the Summary Compensation Table of Executive Officers. Our non-employee directors do not receive fringe or other benefits.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(6)(7)	Total ($)
Mark K. Ruport(1)	25,000	5,797	30,797
Donald P. Monaco (2)	-	-	-
Salvatore Battinelli(3)	25,000	5,797	30,797
Dennis Duitch(4)	25,000	5,797	30,797
Kent Summers(5)	25,000	5,797	30,797

(1)

The fees shown were paid to Mr. Ruport for services as director. On January 26, 2023, the Company granted Mr. Ruport an option to purchase up to 655 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $11.60 per share, is fully vested, and had a grant date fair value of $5,797. Mr. Ruport resigned as chairman on December 29, 2023, pursuant to the Share Exchange agreement between NextTrip Group, Sigma Additive Solutions, Inc. and certain other parties (the “Share Exchange Agreement”).

(2)	Mr. Monaco was appointed chairman as of December 29, 2023 pursuant to the Share Exchange Agreement, and did not receive any compensation for his services in fiscal year 2024.
(3)

The fees shown were paid to Mr. Battinelli for services as a director. On January 26, 2023, the Company granted Mr. Battinelli an option to purchase up to 655 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $11.60 per share, is fully vested, and had a grant date fair value of $5,797.

(4)

The fees shown were paid to Mr. Duitch for services as a director. On January 26, 2023, the Company granted Mr. Duitch an option to purchase up to 555 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $11.60 per share, is fully vested, and had a grant date fair value of $5,797.

(5)

The fees shown were paid to Mr. Summers for services as a director. On January 26, 2023, the Company granted Mr. Summers an option to purchase up to 655 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $11.60 per share, is fully vested, and had a grant date fair value of $5,797.

(6)

These columns represent the aggregate grant date fair value of stock awards and stock options computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

(7)	As of February 29, 2024, all outstanding vested Option Awards granted to directors were subject to an exercisability waiver until such time as we received shareholder approval to increase our authorized common shares from 1,200,000 to 250,000,000 shares. Such approval was obtained at a special meeting of stockholders on March 8, 2024.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Unless otherwise indicated, share and per share information in this section gives retroactive effect to the 1-for-20 reverse stock split effected on September 22, 2023.

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions (or makes recommendations to the Board) as to total compensation for each executive officer as well as each individual compensation component.

The following table sets forth compensation for services rendered in all capacities to the Company: (i) for each person who served as the Company’s Chief Executive Officer at any time during the past fiscal year, and (ii) for our two most highly compensated executive officers, other than our Chief Executive Officer, who were employed with the Company on February 29, 2024 (the foregoing executives are herein collectively referred to as the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (1)	Stock Awards ($)	Option Awards ($) (2)		All Other Compensation ($) (1)		Total ($)
Bill Kerby – Chief Executive Officer	2024	400,000	-	-	-		42,000	(5)	441,995
	2023	400,000	-	-	-		17,500	(6)	417,500

Jacob Brunsberg – Former President and Chief Executive Officer and Current Director	2024	214,333	-	-	-		267,011	(7)	481,344
	2023	250,000	-	-	477,861	(3)	-		727,861

Frank Orzechowski - Chief Financial Officer	2024	200,000	-	-	-		109,073	(8)	309,073
	2023	200,000	-	-	260,976	(4)	-		460,976

Lyndsey North, President(9)	2024	200,000	-	-	-		-		200,000
	2023	151,995	-	-	-		-		151,995

(1)	Actual amounts paid or accrued.

(2)	Includes option awards and stock appreciation rights awards. Stock appreciation rights awards are only payable in cash. As such, no shares of common stock were reserved in connection with the awards since no shares will be issued pursuant to exercise. The Fair Value of option and SARs awards are calculated in accordance with FASB ASC Topic 718. The amount recognized for all awards is calculated using the Black Scholes pricing model. No options or SARs were awarded during the twelve months ended February 29, 2024.

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(3)	On July 1, 2022, we granted Mr. Brunsberg: (i) an option to purchase up to 2,490 shares of common stock, with an exercise price of $50.00, and a grant date fair value of $46,367; (ii) an option to purchase up to 760 shares of common stock, with an exercise price of $50.00, and a grant date fair value of $14,152; (iii) 9,747 SARs, with an exercise price of $50.00 and a grant date fair value of $181,503; and (iv) 9,098 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and had a grant date fair value of $187,530. On January 26, 2023, we granted Mr. Brunsberg an option to purchase up to 5,457 shares of common stock, with an exercise price of $11.60 and a grant date fair value of $48,295. In connection with Mr. Brunsberg’s resignation from the Company, on February 29, 2024, the Compensation Committee of the Board of Directors approved (i) the accelerated vesting of all unvested options and SARs as of his resignation of December 29, 2023; and (ii) such options and SARs be and remain outstanding and exercisable for the full duration of the options. Notwithstanding the forgoing, as of February 29, 2024, all of Mr. Brunsberg’s vested options to purchase shares of our common stock were subject to an exercisability waiver until such time as we received shareholder approval to increase our authorized common shares from 1,200,000 to 250,000,000 shares. Such approval was obtained at a special meeting of stockholders on March 8, 2024.

(4)	On July 1, 2022, we granted Mr. Orzechowski: (i) an option to purchase up to 797 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of February 29,2024, 521 shares were vested. The option had a grant date fair value of $14,841; (ii) an option to purchase up to 2,609 shares of our common stock with an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of February 29, 2024, 1,691 shares were fully vested. The option had a grant date fair value of $48,583; (iii) 3,474 SARs with an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of February 29, 2024, 2,249 SARs were fully vested and exercisable. The SARs had a grant date fair value of $64,691; and (iv) 4,852 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Orzechowski remains an employee of the Company on that date. The SARs had a grant date fair value of $100,017. On January 26, 2023, we granted Mr. Orzechowski an option to purchase up to 3,711 shares of common stock. The option has an exercise price of $11.60 and vests as follows: 50% on the date of the grant, and the remaining 50% in equal monthly installments over the subsequent 23 months. As of February 29, 2024, 2,909 shares were fully vested. The option had a grant date fair value of $32,843. As of February 29, 2024, all of Mr. Orzechowski’s vested options to purchase shares of our common stock were subject to an exercisability waiver until such time as we received shareholder approval to increase our authorized common shares from 1,200,000 to 250,000,000 shares. Such approval was obtained at a special meeting of stockholders on March 8, 2024.

(5)	In fiscal year 2024, we paid Mr. Kerby $24,000 in connection with various personal financial guarantees, and a personal car allowance of $18,000 pursuant to the terms of his employment agreement.

(6)	In fiscal year 2023, we paid Mr. Kerby $10,000 in connection with various personal financial guarantees, and a personal car allowance of $7,500 pursuant to the terms of his employment agreement.

(7)	In fiscal year 2024, we paid Mr. Brunsberg a retention bonus of $204,511 and severance of $62,500 in connection with his resignation from the Company pursuant to the terms of his Retention and Separation Agreement. In addition, Mr. Brunsberg is entitled to receive an award of 31,250 shares of Restricted Stock or Restricted Stock Units, or a stock option to purchase up to 31,250 shares of the Company’s common stock as determined by the 2023 Equity Incentive Plan Administrator. Such award has not been granted as of February 29, 2024.

(8)	In fiscal year 2024, we paid Mr. Orzechowski a retention bonus of $109,073 pursuant to the terms of his Retention Bonus and Separation Agreement.

(9)	Ms. North’s employment by the Company terminated on January 6, 2025.

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William Kerby

In connection with this appointment as Chief Executive Officer of Company on December 29, 2023, the Company and Mr. Kerby entered into an employment letter agreement, dated as of December 29, 2023. Under the employment agreement, Mr. Kerby will be entitled to receive an annual base salary of $400,000, which is subject to increase (but not decrease) in the discretion of the Compensation Committee of our Board based on an annual or special case assessments of his performance and other factors. At the discretion of our Board of Directors, Mr. Kerby will also be eligible to earn a discretionary, annual fiscal end-of-year incentive bonus in an amount of up to 100% of his base annual salary. The exact amount of the incentive bonus will be dependent on the achievement of Company milestones and profitability, and such other milestones as the Board deems appropriate. Mr. Kerby will have the option of receiving some or all of his base annual salary and any incentive bonus in cash or in shares of our common stock valued for this purpose as set forth in his employment agreement and will be eligible to receive equity compensation at the discretion and in an amount to be determined by our Board.

During his employment, Mr. Kerby will be entitled to an automobile allowance of $1,500 per month and to receive all benefits under any and all deferred compensation plans, retirement plans, life, disability, health, accident and other insurance programs, and similar employee benefit plans and programs, sick leave and vacation time that the Company elects, in its sole discretion, to provide from time to time to its executive officers, and to earn four weeks of paid time off in accordance with the Company’s PTO policy.

Mr. Kerby has entered into various personal guarantees with the Airline Reporting Commission, sellers of travel, merchant providers, financial institutions, associations and service providers for the benefit of NextTrip, in consideration of which the Company agrees in his employment agreement to pay him a $2,000 per month guarantee fee for so long as the employment agreement and the guarantees remain in place. In the event Mr. Kerby resigns for “Good Reason” (as defined in the employment agreement), or his employment is terminated by the Company for any reason, the Company will immediately eliminate any and all guarantees failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month after 30 days in the event the Company is unable to assume the guarantees during such 30-day period.

The term of Mr. Kerby’s employment under his employment agreement will continue from month-to-month until terminated by either party with 30 days’ prior written notice, unless sooner terminated in accordance with the terms thereof. Should the Company notice the termination of Mr. Kerby’s employment agreement (other than as a result of death, “Disability” or “Cause,” as defined therein), he will be entitled to payment of an amount equal to 12 months of his base annual salary in a lump sum payment upon termination and the continuation of his health care coverage, at the Company’s expense, for up to 12 months following the termination (collectively, the “Kerby Severance Payments”). In addition, in the event that Mr. Kerby’s agreement is terminated by the Company for any reason within 12 months from the date of closing of the Acquisition, Mr. Kerby will be entitled to receive the Kerby Severance Payments and the Contingent Shares will automatically accelerate and be issuable in full if not yet earned or issued.

Jacob Brunsberg

On September 7, 2021, we entered into an “at-will” employment letter agreement with Jacob Brunsberg, effective as of September 20, 2021 (the “effective date”), pursuant to which Mr. Brunsberg agreed to serve as Senior Vice-President, Product Management and Strategic Relationships on an “at-will” basis. As of February 16, 2022, Mr. Brunsberg was appointed President and Chief Operating Officer, and as of April 1, 2022, Mr. Brunsberg was appointed President, Chief Executive Officer, and Principal Executive Officer of the Company. Additionally, Mr. Brunsberg was appointed to serve as a member of our Board of Directors, effective as of April 1, 2022, with a term expiring at the 2025 annual meeting of stockholders.

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Under the employment letter agreement. Mr. Brunsberg is entitled to (i) an annual base salary of $200,000, which was increased to $250,000 effective February 16, 2022, and (ii) all benefits that we elect in our sole discretion to provide from time to time to our other executive officers, and received a grant of a five-year stock option to purchase up to 100,000 shares of common stock of the Company, which has an exercise price equal to the closing price of the Company’s common stock on the effective date, and vested and became exercisable in full on the effective date. The option is on such other terms and provisions as are contained in the Company’s standard form nonqualified stock option agreement.

Additionally, during the term of his employment, Mr. Brunsberg is eligible to receive one or more bonuses relating to each fiscal year in recognition of his achievement of individual and Company goals established by the Board of Directors from time to time. However, the decision to provide any such bonuses and the amount and terms of any such bonuses is in the sole discretion of the Board of Directors. On January 24, 2022, Mr. Brunsberg was awarded a performance bonus of $19,876 for 2021. On December 29, 2023, Mr. Brunsberg resigned as President and Chief Executive Officer but remains a member of our Board.

Lyndsey North

On June 17, 2022, we entered into an “at will” employment agreement, with Lyndsey North under which she was engaged to serve as Vice President of Marketing of the Company. As of September 28, 2022, Ms. North was appointed President of the Company. Under the terms of Ms. North’s employment agreement, she was entitled to receive an annual base salary of $155,000, which was increased to $200,000 effective September 28, 2022. At the discretion of the Board, and subject to the achievement of certain performance goals, Ms. North was also eligible for a performance bonus consisting of a cash award of up to 30% of base salary, which was increased to 50% of base salary, and a SAR award of up to 25% of base salary. Ms. North was eligible to participate in the Company’s group benefit plans, including medical, dental, and vision plans, as well as a 401K plan.

On January 6, 2025 (the “Termination Date”), Ms. North’s employment by the Company terminated, and her employment also terminated as of that date. In connection with her departure, the Company paid Ms. North all deferred compensation owed to Ms. North as of the Termination Date and, upon her execution and non-revocation of a waiver and release of claims agreement, Ms. North became entitled to receive accrued interest on her deferred compensation through the Termination Date, plus severance in an amount equal to one month of her base salary. In addition, Ms. North was granted 4,000 shares of Company common stock, at a price of $6.69 per share, upon execution of her separation agreement.

Frank D. Orzechowski

On July 1, 2019, we entered into an “at will” employment agreement, with Frank Orzechowski under which he was engaged to serve as our Chief Financial Officer, Treasurer, Principal Accounting Officer and Corporate Secretary of the Company. Under Mr. Orzechowski’s employment agreement, he was entitled to receive an annual base salary of $135,000, which was increased to $155,000 effective March 1, 2020, which was increased to $180,000 on January 1, 2021, and which was increased to $200,000 on October 1, 2021. Pursuant to the employment agreement, Mr. Orzechowski was granted (1) a stock option to purchase up to 250 shares of common stock of the Company, at an exercise price equal to $14.00 per share, which was the closing market price of the Company’s common stock on July 1, 2019 (i.e., the Effective Date), and (2) to purchase up to 6,000 shares of common stock of the Company, with an exercise price of $14.00, and will vest and become exercisable as follows: 387 shares vested and became exercisable on the one-year anniversary of the Effective Date, 900 shares vested and became exercisable on the second-year anniversary of the Effective Date, 1,413 shares will vest and become exercisable on the third-year anniversary of the Effective Date, and 3,300 shares will vest and become exercisable on the fourth-year anniversary of the Effective Date, provided, in each case, that Mr. Orzechowski remains an employee of the Company through such vesting dates. Further, Mr. Orzechowski is eligible to participate in the Company’s 2013 Equity Incentive Plan, and is eligible to receive medical and dental benefits, life insurance, short and long-term disability coverage, and to participate in the Company’s Section 125 cafeteria plan, vision plan and 401K plan.

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Compensation Recovery Policy

On November 29, 2023, we adopted a compensation recovery policy (the “Compensation Recovery Policy”) that is designed to comply with, and will be interpreted in a manner consistent with, Section 10D and Rule 10D-1 of the Exchange Act and the applicable rules of the Nasdaq Stock Market, including any interpretive guidance provided by Nasdaq. Under our Compensation Recovery Policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Compensation Recovery Policy. Furthermore, under the Compensation Recovery Policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth outstanding stock options granted under our 2013 Equity Incentive Plan and SARs under our 2020 Stock Appreciation Rights Plan that are held by our named executive officers as of February 29, 2024:

	Option Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Jacob Brunsberg(2)	-	5,000	$63.60	9/20/2026
	-	3,500	$50.00	2/16/2027
	1,500	-	$50.00	2/16/2027
	-	760	$50.00	7/1/2027
	-	2,490	$50.00	7/1/2027
	9,747	-	$50.00	7/1/2027
	9,098	-	$26.00	7/1/2027
	-	5,457	$11.60	1/25/2028

Frank Orzechowski(3)	-	13	$280.00	7/1/2024
	-	300	$280.00	7/1/2024
	-	1,750	$50.00	6/14/2025
	902	-	$52.60	6/22/2025
	-	2,429	$68.40	8/11/2026
	1,620	809	$68.40	8/11/2026
	-	797	$50.00	7/1/2027
	-	2,609	$50.00	7/1/2027
	2,249	1,225	$50.00	7/1/2027
	-	4,852	$26.00	7/1/2027
	-	3,711	$11.60	1/25/2028

(1)	On June 23, 2020, we adopted the 2020 Stock Appreciation Rights Plan (the “SAR Plan”). The SAR Plan provides for incentive awards in the form of SARs payable in cash. No shares of common stock were reserved in connection with the adoption of the SAR Plan since no shares will be issued pursuant to the Plan. Awards issued under the SAR Plan are included in the table.

23

(2)	On September 20, 2021, in conjunction with the hiring of Jacob Brunsberg, the Company’s former President and Chief Executive Officer, the Company granted to Mr. Brunsberg an option to purchase 5,000 shares of our common stock with an exercise price of $63.60, which was fully vested on the date of the grant. On February 16, 2022, the Company granted an option to Mr. Brunsberg to purchase up to 3,500 shares of common stock with an exercise price of $50.00, which as of February 29, 2024, was fully vested. Also on February 16, 2022, the Company granted 1,500 SARs to Mr. Brunsberg, with an exercise price of $50.00, which as of February 29, 2024, was fully vested and exercisable. On July 1, 2022, we granted Mr. Brunsberg: (i) an option to purchase up to 760 shares of our common stock with an exercise price of $50.00, which as of February 29, 2024, was fully vested; (ii) an option to purchase up to 2,490 shares of our common stock with an exercise price of $50.00, which as of February 29, 2024, was fully vested; (iii) 9,747 SARs with an exercise price of $50.00, which as of February 29, 2024, was fully vested and exercisable; and (iv) 9,098 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and as of February 29, 2024, were fully vested and exercisable. On January 26, 2023, we granted Mr. Brunsberg an option to purchase up to 5,457 shares of common stock with an exercise price of $11.60, which as of February 29, 2024 was fully vested. As of February 29, 2024, all of Mr. Brunsberg’s vested options to purchase shares of our common stock were subject to an exercisability waiver until such time as we received shareholder approval to increase our authorized common shares from 1,200,000 to 250,000,000 shares. Such approval was obtained at a special meeting of stockholders on March 8, 2024.

(3)	On July 1, 2019, in conjunction with the hiring of Frank Orzechowski, our Chief Financial Officer, the Company granted to Mr. Orzechowski (i) an option to purchase 13 shares of our common stock with an exercise price of $280.00, which fully vested on July 1, 2019; and (ii) an option to purchase up to 300 shares of our common stock, with an exercise price of $280.00, which as of February 29, 2024was fully vested. On May 28, 2020, we granted Mr. Orzechowski an option to purchase 1,750 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00, which as of February 29, 2024 was fully vested. On June 23, 2020, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Orzechowski 902 SARs. The SARs have an exercise price of $52.60 which as of February 29, 2024 were fully vested and exercisable. On August 11, 2021, we granted Mr. Orzechowski an option to purchase 2,429 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and as of February 29, 2024, 2,129 shares were fully vested, and the remaining 300 shares will vest in equal monthly installments over the next eight months. On August 11, 2021, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Orzechowski 2,429 SARs. The SARs have an exercise price of $68.40 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of February 29, 2024, 1,620 SARs were fully vested and exercisable. On July 1, 2022, we granted Mr. Orzechowski: (i) an option to purchase up to 797 shares of our common stock with an exercise price of $50.00. As of February 29, 2024, 521 were fully vested, and the remaining 276 shares will vest in equal monthly installments over the next sixteen months; (ii) an option to purchase up to 2,609 shares of our common stock with an exercise price of $50.00. As of February 29, 2024, 1,691 shares were fully vested and the remaining 918 shares will vest in equal monthly installments over the next sixteen months; (iii) 3,474 SARs with an exercise price of $50.00. As of February 29, 2024, 2,249 SARs were fully vested and exercisable, and the remaining 1,225 SARs will vest in equal monthly installments over the next sixteen months; and (iv) 4,852 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Orzechowski remains an employee of the Company on that date. On January 26, 2023, we granted Mr. Orzechowski an option to purchase up to 3,711 shares of our common stock, with an exercise price of $11.60. As of February 29, 2024, 2,909 shares were fully vested, and the remaining 802 shares will vest in equal monthly installments over the next ten months. As of February 29, 2024, all of Mr. Orzechowski’s vested options to purchase shares of our common stock were subject to an exercisability waiver until such time as we received shareholder approval to increase our authorized common shares from 1,200,000 to 250,000,000 shares. Such approval was obtained at a special meeting of stockholders on March 8, 2024.

Equity Awards

We offer stock options, stock appreciation rights, and stock awards to certain of our employees, including our executive officers, as the long-term incentive component of our compensation program. We generally grant equity awards to new hires upon their commencing employment with us. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Our stock appreciation rights allow employees to receive a cash payment for the difference between the market price of our common stock on the date of exercise and the strike price. We sometimes also offer stock options, stock appreciation rights and stock awards to our consultants in lieu of cash. Our stock options allow consultants to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and are not intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Our stock appreciation rights allow consultants to receive a cash payment for the difference between the market price of our common stock on the date of exercise and the strike price. Stock options, stock appreciation rights, and stock awards granted to our executive officers may be subject to accelerated vesting in certain circumstances.

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Retirement Plans

We maintain two qualified 401(k) plans, in which all eligible employees may participate. We make safe harbor contributions to both plans: one plan matches 100% of each participant’s contribution up to 3% of salary, and 50% of the next 2% of salary contributed, and the other plan makes a 3% non-elective contribution for all eligible participants. Safe harbor contributions are 100% vested. We may also elect, on an annual basis, to make a discretionary contribution to the plan, but have not done so to date. Our elective matches and elective contributions vest to participant accounts as follows: 20% after two years of service, and 20% per year thereafter until the participant reaches 6 years of service, at which time, employer contributions vest 100%. As a tax-qualified retirement plan, contributions to the 401(k) plans and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plans.

No Tax Gross-Ups

We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our Company.

2023 Equity Incentive Plan

On November 19, 2023, our Board adopted the Company’s 2023 Equity Incentive Plan, which we refer to as the “2023 Plan.”

Our Board believes that the grant of options and other stock awards is an important incentive for the Company’s employees, officers and directors. Previously, we issued options and stock awards pursuant to our 2013 Equity Incentive Plan, which plan expired according to the terms thereof in March 2023.

A summary of the 2023 Plan is set forth below.

Plan Purpose

Our Board of Directors adopted the 2023 Plan to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. All of our current employees, directors and consultants are eligible to participate in the 2023 Plan.

Administration

The 2023 Plan is to be administered by the Board or by a committee to which administration of the 2023 Plan, or of part of thereof, is delegated by the Board. The 2023 Plan is currently administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights and Stock Awards. Subject to the requirements imposed by the 2023 Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the 2023 Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award, including the number of shares granted, the purchase price (if any), and the vesting, transfer and other restrictions imposed on the stock. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2023 Plan or of any award under the 2023 Plan.

The 2023 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code.

25

Stock Subject to the 2023 Plan

The aggregate number of shares of common stock set aside and reserved for issuance under the 2023 Plan is 7,000,000 shares.

If awards granted under the 2023 Plan expire or otherwise terminate or are cancelled without being exercised in full, the shares of common stock not acquired pursuant to such awards will again become available for issuance under the 2023 Plan. If shares of common stock issued pursuant to awards under the 2023 Plan are forfeited to or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2023 Plan.

If shares of common stock subject to an award are not delivered to a participant because such shares are withheld for payment of taxes incurred in connection with the exercise of an Option, or the issuance of shares under a Stock Award, or the award is exercised through a reduction of shares subject to the award (“net exercised”), then the number of shares that are not delivered will not again be available for issuance under the 2023 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2023 Plan.

Eligibility

All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2023 Plan. Incentive Options may only be granted under the 2023 Plan to a person who is a full-time officer or employee of the Company or a subsidiary. The Administrator will determine from time-to-time which directors, employees, consultants and advisers will be granted awards under the 2023 Plan.

Terms of Awards

Maximum Grant

The maximum number of shares of Common Stock subject to a Stock Award granted during a single Fiscal Year to any Non-Employee Director (together with any cash fees paid to such Non-Employee Director during the Fiscal Year) is not permitted to exceed a total value of $500,000. The value of the Stock Award is based on the fair value for financial reporting purposes on the grant date.

Written Agreement

Each award under the 2023 Plan will be evidenced by an agreement in a form approved by the Administrator.

Exercise Price; Base Value

The exercise price for a Non-Qualified Option or an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Non-Qualified Option or Incentive Option. With respect to an Option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an Incentive Option may not be less than 110% of the fair market value of the Common Stock on the date of the grant of the Incentive Option. The base value of a Stock Appreciation Right shall also be no less than 100% of the Common Stock on the date of the grant of the Stock Appreciation Right. The 2023 Plan does not specify a minimum exercise price for Stock Awards.

Vesting

Each Option, Stock Appreciation Right or Stock Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

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Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s employment with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of Common Stock acquired under the 2023 Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award. The Company does not charge participants any fees or commissions in connection with their acquisition of Common Stock under the 2023 Plan. The Administrator also has the discretion to accept the following types of payment from participants: shares of Common Stock, cash or a combination thereof.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes. A holder of Stock Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable or at any other time required by applicable law.

Securities Law Compliance

Shares of Common Stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state and foreign securities laws and the requirements of any stock exchange on which our Common Stock is traded.

Effects of Change of Control

Except as otherwise provided in an Award Agreement, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In general, a “Change of Control” means:

●	A sale of all or substantially all of our assets;
●	Our liquidation or dissolution;
●	A purchase or other acquisition of 51% or more of our Common Stock
●	Our merger or consolidation with or into another corporation.

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Other Adjustment Provisions

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (1) the number and class of shares of stock subject to the 2023 Plan and each Option and grant of Stock Awards outstanding under the 2023 Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award. For example, if an Option is for 1,000 shares for $20.00 per share and there is a 2-for-1 stock split, the Option would be adjusted to be exercisable for 2,000 shares at $10.00 per share.

Amendment or Termination of the Plan

The Board of Directors may at any time amend, discontinue or terminate the 2023 Plan. With specified exceptions, no amendment, suspension or termination of the Plan may adversely affect outstanding Options or Stock Appreciation Rights or the terms that are applicable to outstanding Stock Awards. No amendment, suspension or termination of the Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange on which our Common Stock is traded. Unless terminated earlier by the Board, the 2023 Plan will terminate on the tenth anniversary of the date of the 2023 Plan’s adoption by the Board.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the 2023 Plan and the subsequent sale of Common Stock acquired under the 2023 Plan. The tax effect of awards may vary depending upon the circumstances, and the income tax laws and regulations change frequently. This summary is not intended to be exhaustive and does not constitute legal or tax advice.

General. A recipient of an award of Options or Stock Appreciation Rights under the 2023 Plan will realize no taxable income at the time of grant if the exercise price is not less than the fair market value of our Common Stock on the date of the grant. The recipient generally will realize no taxable income at the time of a grant of a Stock Award so long as the Stock Award is not vested (that is, remains subject to forfeiture and is not transferable) and an election under Section 83(b) of the Internal Revenue Code is not made.

Non-Qualified Options. The holder of a Non-Qualified Option will recognize ordinary income at the time of the Non-Qualified Option exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income will be subject to payroll tax withholding if the holder is an employee.

When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

Incentive Options. The holder of an Incentive Option will not recognize taxable income upon exercise of the Incentive Option. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and for at least two years from the date of grant of the Incentive Option. The holder’s compliance with the holding period requirement and other applicable tax provisions will result in the realization of long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

If a holder disposes of shares acquired by exercise of an Incentive Option before the expiration of the required holding period, the gain, if any, arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of (1) the excess of the fair market value of the shares over the exercise price on the date the Incentive Option was exercised or (2) the excess of the amount realized over the exercise price upon such disposition. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

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For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an Incentive Option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Stock Appreciation Rights. The holder of a Stock Appreciation Right will recognize ordinary income at the time that it is exercised in an amount equal to the excess of the fair market value of the number of shares of Common Stock as to which it is exercised on the date of exercise over their value at the date of grant. This taxable income will be subject to payroll tax withholding if the holder is an employee.

Stock Awards. The recipient of a Stock Award will recognize ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for the shares, if any, subject to payroll tax withholding if the holder is an employee. When the recipient sells a Stock Award that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares (after vesting has occurred), and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on Stock Awards that have not vested and that have not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than thirty days after the date of receipt of a Stock Award, to include as ordinary income the difference between the fair market value of the Stock Award on the date of grant and its purchase price (rather than being taxed as the shares vest). If such an election is made, the holding period for long-term capital gain or loss treatment will commence on the day following the receipt of the Stock Award, dividends on the Stock Award will be treated as such and not as compensation, and the tax basis of the shares will be their fair market value at the date of grant.

Deduction for the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable. Assuming that the holder of shares received on exercise of an Incentive Option disposes of the shares after compliance with the holding period requirement described above, the Company will not be entitled to a federal income tax deduction since the holder will not have realized any ordinary income in the transaction.

Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance-based. Under the TCJA, the performance-based exception has been repealed and the $1 million deduction limit now applies to anyone serving as the chief executive officer or the chief financial officer at any time during the taxable year and the top three other highest compensated executive officers serving at any fiscal year-end.

Stock Subject to the 2023 Plan

As of March 7, 2025, there were stock options to purchase an aggregate of 31,250 shares of common stock issued and outstanding under the 2023 Plan, and 6,968,750 shares available for future issuance under the 2023 Plan.

2013 Equity Incentive Plan

Plan Purpose

Our Board adopted the 2013 Plan, which terminated on March 15, 2023, to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. All of our current employees, officers, directors and consultants were eligible to participate in the 2013 Plan.

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Administration

The 2013 Plan is administered by the Board or by a committee to which administration of the Plan, or of part of thereof, is delegated by the Board. The 2013 Plan is currently administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights and Stock Awards. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award, including the number of shares granted, the purchase price (if any), and the vesting, transfer and other restrictions imposed on the stock. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2013 Plan or of any award under the 2013 Plan.

The 2013 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code.

Stock Subject to the 2013 Plan

As of March 7, 2025, there were 76,342 shares previously issued or subject to outstanding awards under the 2013 Plan. The plan expired on March 15, 2023 and therefore there are no shares available for future issuance under the 2013 Plan.

Vesting

Each Option, Stock Appreciation Right or Stock Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s service with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of common stock acquired under the 2013 Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award. The Company does not charge participants any fees or commissions in connection with their acquisition of common stock under the 2013 Plan. The Administrator also has discretion to accept the following types of payment from participants:

●	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or an executive officer;

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●	Shares of our Common Stock already owned by the Option or Stock Award holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months;

●	The surrender of shares of Common Stock then issuable upon exercise of an Option; and

●	A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes. A holder of Stock Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable or at any other time required by applicable law.

Securities Law Compliance

Shares of common stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state and foreign securities laws and the requirements of any stock exchange on which our common stock is traded.

Effects of Certain Corporate Transactions

Except as otherwise determined by the Administrator, in the event of a “corporate transaction,” all previously unexercised Options and Stock Appreciation Rights will terminate immediately prior to the consummation of the corporate transaction and all unvested Restricted Stock awards will be forfeited immediately prior to the consummation of the corporate transaction. The Administrator, in its discretion, may permit exercise of any Options or Stock Appreciation Rights prior to their termination, even if those awards would not otherwise have been exercisable, or provide that outstanding awards will be assumed or an equivalent Option or Stock Appreciation Right substituted by a successor corporation. The Administrator, in its discretion, may remove any restrictions as to any Restricted Stock awards or provide that all outstanding Restricted Stock awards will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

●	Our liquidation or dissolution;

●	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

●	A sale of all or substantially all of our assets; or

●	A purchase or other acquisition of more than 50% of our outstanding stock by one person, or by more than one person acting in concert.

Other Adjustment Provisions

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (1) the number and class of shares of stock subject to the 2013 Plan and each Option and grant of Stock Awards outstanding under the 2013 Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award.

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Termination of the Plan

The 2013 Plan terminated automatically on March 15, 2023, which was the tenth anniversary of the date of the 2013 Plan’s adoption by our Board.

2020 Stock Appreciation Rights Plan

On June 23, 2020, our Board of Directors adopted the Company’s 2020 Stock Appreciation Rights Plan (the “Plan”). The purposes of the Plan are to: (i) enable the Company to attract and retain the types of employees, consultants, and directors (collectively, “Service Providers”) who will contribute to the Company’s long-range success; (ii) provide incentives that align the interests of Service Providers with those of the stockholders of the Company; and (iii) promote the success of the Company’s business. The Plan only provides for incentive awards that are only made in the form of stock appreciation rights payable in cash. No shares of common stock were reserved in connection with the adoption of the Plan since no shares will be issued pursuant to the Plan.

Plan Administration

The Plan will be administered by the Compensation Committee of the Board or, in the Board’s sole discretion, by the Board. The Compensation Committee will have the authority to, among other things, (i) construe and interpret the Plan and apply its provisions; (ii) promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (iii) delegate its authority to one or more persons who is an officer of the Company within the meaning of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder with respect to SARs that do not involve “insiders” within the meaning of Section 16 of the Exchange Act; (iv) determine when SARs are to be granted under the Plan and the applicable grant date; (v) prescribe the terms and conditions of each SAR, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the SAR Agreement relating to such grant; (vi) amend any outstanding SARs, subject, in certain cases, to the participant’s consent; and (vii) make all other determinations which may be necessary or advisable for the administration of the Plan.

Eligible Participants

SARs may be granted only to persons who are Service Providers, and those persons whom the Committee determines are reasonably expected to become Service Providers following the grant date. The Committee may from time to time designate those Service Providers, if any, to be granted SARs under the Plan, the number of SARs which will be granted to each such person, and any other terms or conditions relating to SARs as it may deem appropriate to the extent consistent with the provisions of the Plan. A participant who has been granted a SAR may, if otherwise eligible, be granted additional incentive awards at any time.

Grant. The Committee may grant SARs to any Service Provider. An SAR is the right to receive an amount equal to the Spread with respect to a share of the Company’s common stock upon the exercise of the SAR. The “Spread” is the difference between the exercise price per share specified in a SAR agreement on the date of grant and the fair market value per share on the date of exercise of the SAR.

General Provisions. The terms and conditions of each SAR will be evidenced by a SAR agreement. The exercise price per share will not be less than 100% of the fair market value of a Share on the date of grant of the SAR. The term of the SAR will be determined by the Committee but may not be greater than ten years from the date of grant.

Exercise. SARs are exercisable subject to such terms and conditions as the Committee may specify in the SAR agreement for the SAR. A SAR may be exercised by the delivery of a signed written notice of exercise to the Company, which must be received and accepted by the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice must set forth the number of SARs being exercised, together with any additional documents the Company may require.

Settlement. Upon exercise of a SAR, the Grantee will receive an amount equal to the Spread. The Spread, less applicable withholdings, will be payable only in cash. In no event may any SAR be settled in any manner other than by delivery of a cash payment from the Company.

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Form of SAR Agreement

Each participant to whom a SAR is granted will be required to enter into a SAR agreement with the Company, in such a form as is provided by the Committee. The SAR agreement will contain specific terms as determined by the Committee, in its discretion, with respect to the participant’s particular SAR. Such terms need not be uniform among all participants or any similarly situated participants. The SAR agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular participant’s SAR, as well as, for example, provisions to the effect that the participant must abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee. A SAR will include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any participant.

The Committee may specify in a SAR agreement that the participant’s rights, payments, and benefits with respect to a SAR will be subject to forfeiture upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the incentive award. Such events may include, but are not limited to, termination with cause or other conduct by the participant that is detrimental to the business or reputation of the Company.

Termination of Employment

Unless otherwise expressly provided in the participant’s SAR agreement, if the participant’s employment is terminated for any reason other than due to cause, death or disability, any non-vested portion of any outstanding SAR at the time of such termination will automatically expire and terminate and no further vesting will occur after the termination date. In such event, except as otherwise expressly provided in the SAR agreement, the participant will be entitled to exercise such participant’s rights only with respect to the portion of the SAR that was vested as of the termination date for a period that will end on the earlier of (i) the expiration date set forth in the SAR agreement or (ii) ninety days after the date of termination.

Termination for Cause

Unless otherwise expressly provided in the participant’s SAR agreement, in the event of the termination of a participant’s employment for cause, all vested and non-vested SARs granted to such participant will immediately expire and will not be exercisable to any extent.

Disability or Death

Unless otherwise expressly provided in the participant’s SAR agreement, upon termination of employment as a result of the participant’s disability or death, (i) any non-vested portion of any outstanding SAR will immediately terminate upon termination and no further vesting will occur, and (ii) any vested SAR will expire on the earlier of either (A) the expiration date set forth in the SAR agreement or (B) 12 months following the participant’s termination of employment.

Continuation

Subject to the conditions and limitations of the Plan and applicable law, in the event that a participant ceases to be an employee, outside director or consultant, as applicable, for whatever reason, the Committee and participant may mutually agree with respect to any outstanding SAR then held by the participant (i) for an acceleration or other adjustment in any vesting schedule applicable to the SAR award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such SAR; or (iii) to any other change in the terms and conditions of the SAR. In the event of any such change to an outstanding SAR, a written amendment to the participant’s SAR agreement will be required. No amendment to a participant’s SAR will be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is not excepted from taxation or penalties under Code Section 409A, unless otherwise determined by the Committee.

SARs granted under the Plan are not transferable other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution.

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Change in Control

Unless otherwise provided in a SAR Agreement, notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined in the Plan), all outstanding SARs will become 100% vested and immediately exercisable. The closing of the Acquisition will not result in an immediate Change in Control under the Plan. Depending on the achievement of future milestones under the Exchange Agreement and other changes in the outstanding shares of our common stock, the issuance of the Contingent Shares might constitute a Change in Control at that time.

Amendment

The Board at any time, and from time to time, may amend or terminate the Plan. The Committee at any time, and from time to time, may amend the terms of any one or more SAR agreements, except that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any SAR unless the participant consents in writing.

As of March 7, 2025, there were 40,223 SARs outstanding under the 2020 Plan, giving effect the 1-for-20 reverse stock split effected on September 22, 2023.

PAY VERSUS PERFORMANCE

The following information is presented about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company as required by SEC rules. The Company’s executive compensation program is discussed above under “Summary of Named Executive Officer Compensation.”

Year	Summary Compensation Table Total for PEO A (1)	Summary Compensation Table Total for PEO B (1)	Compensation Actually Paid to PEO A (2)	Compensation Actually Paid to PEO B (2)	Average Summary Compensation Table Total for Non-PEO NEO’s (3)	Average Compensation Actually Paid to Non-PEO NEO’s (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Loss (5)
2024	$442,000	$481,344	$442,000	$383,394	$254,537	$168,740	$6.56	$(7,339,276)
2023	$417,500	$727,861	$417,500	$344,584	$306,485	$108,312	$26.10	$(5,033,496)

(1)	The amounts presented reflect the total compensation set forth in the Summary Compensation Table (“SCT”) for the Company’s Chief Executive Officer, William Kerby (PEO A), our former Chief Executive Officer, and Jacob Brunsberg (PEO B), who served as the Company’s PEO until December 29, 2023.

(2)	The following table reflects the adjustments prescribed by SEC rules to calculate the CAP from those total amounts reflected in the SCT. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to the Company’s executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.

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	2024			2023
	PEO A	PEO B	Other NEO’s	PEO A	PEO B	Other NEO’s
SCT Amounts	$442,000	$481,344	$254,537	$417,500	$727,861	$306,485
Adjustments Related to Defined Benefit and Actuarial Plans:
None (6)	-	-	-	-	-	-
Adjustments Related to Stock Based Compensation
Values reported in Stock Awards and Options awards columns of the SCT	-	-	-	-	(477,861)	(130,488)
Year-End Fair Value of Awards Granted during the year that are outstanding and unvested as of the end of the covered fiscal year	-	-	-	-	217,862	74,907
Decrease in Fair Value of Awards granted in prior years that are outstanding and unvested at Year End	-	-	(74,095)	-	(391,449)	(147,035)
Fair Value on Vesting Date of Awards that are granted and vest in the same covered fiscal year	-	-	-	-	308,841	32,618
Increase (Decrease) in Fair Value of Awards granted in prior years that vest in the covered fiscal year	-	(97,950)	(11,702)	-	(40,669)	(28,176)
Increase (Decrease) in fair value of awards granted in prior years that failed to meet vesting conditions during the year	-	-	-	-	-	-
Dividends and other earnings paid on awards before the vesting date	-	-	-	-	-	-
CAP Amounts	$442,000	$383,394	$168,740	$417,500	$344,584	$108,312

(3)	The amounts presented reflect the average compensation set forth in the SCT for the Company’s Non-PEO NEOs, consisting of Frank Orzechowski and Lyndsey North for the fiscal years ended February 29, 2024 and February 28, 2023.

(4)	The amounts presented reflect the value of a fixed investment of $100 on March 1st of the reporting period (i.e., March 1, 2022) based upon the closing market price of the Company’s common stock of $45.60, $11.90 and $2.99 at February 29, 2024, February 28, 2023 and February 28, 2022, respectively, as traded on The Nasdaq Capital Market. All amounts presented herein have been retroactively adjusted to reflect the 1-for-20 reverse split of the Company’s common stock effective September 22, 2023.

(5)	The amounts presented reflect the net loss as reported in the Company’s audited financial statements for the periods presented.

(6)	The Company had no Defined Benefit or Actuarial Plans during the periods presented.

Analysis of Information Presented in the Pay Verses Performance Table

The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K under the Exchange Act.

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The Compensation Committee does not use TSR or net income (loss) in its compensation programs. However, the Compensation Committee does utilize several other performance measures that it considers appropriate under the circumstances, including Company market capitalization, actual performance vs. budget and quarterly forecasts, customer success and capital raising efforts, in order to align executive compensation with the Company’s business and performance objectives.

Compensation actually paid to the Company’s PEO A increased by $24,500 in 2024 as compared to 2023 due to an increase in compensation paid for personal credit card guarantees and an increase of his automobile allowance. For 2024, PEO A was paid a salary of $400,000, of which $285,000 was paid in cash and $115,000 was deferred, and earned $24,000 as compensation for personal financial guarantees on Company credit cards, the payment of which was deferred, and an automobile allowance of $18,000, the payment of which was deferred. Compensation actually paid to PEO B increased by $38,810 in 2024 as compared to 2023 due to a retention bonus of $204,511, and severance of $62,500, partially offset by a decrease in base salary related to his resignation on December 29, 2023 as well as a 74.9% decrease in the price of the Company’s common stock which resulted in decreases in the fair value of awards that granted in prior years that were outstanding and unvested at year end as well as a decrease in the fair value of awards granted in prior years that vested in 2024. For 2024, PEO B was paid a salary of $214,333 in cash. In addition, as noted above, PEO B received a retention bonus of $204,511 and severance of $62,500 pursuant to his Separation Agreement related to his resignation from the Company on December 29, 2023. In addition, PEO B is entitled to receive an award of 31,250 shares of restricted common stock or restricted stock units, or a stock option to purchase up to 31,250 shares of the Company’s common stock, which award was granted in the form of stock options on March 6, 2025. For 2023, PEO A was paid a salary of $400,000, of which 336,500 was paid in cash and $63,500 was deferred, and earned compensation of $10,000 for personal financial guarantees on Company credit cards, which was deferred, and an automobile allowance of $7,500, which was also deferred. For 2023, PEO B was paid a salary of $250,000 in cash, and was awarded stock options to purchase up to 8,707 shares of common stock as well as 18,845 SARs.

Average compensation actually paid to the Company’s non-PEO NEOs increased by $60,428 in 2024 as compared to 2023 primarily a retention bonus paid in 2024, partially offset by a 79.4% decrease in the price of the Company’s common stock, which resulted in decreases in the fair value of awards granted in prior years that were outstanding and vested and unvested at February 29, 2024, as well as a decrease in the fair value of awards granted in prior years that vested during 2024. For 2024, the Company’s two non-PEO NEO’s were paid salaries of $400,000 in cash and the aforementioned retention bonus of $109,073. For 2023, the Company’s two non-PEO NEO’s were paid salaries in cash of $351,995, and received stock options to purchase 7,117 shares of common stock and 8,326 SARs.

TSR represents a cumulative loss in value of 93.4% for the two years ended February 29, 2024, and a loss in value of 79.9% for the year ended February 28, 2023. Net loss increased by $2,305,780 in 2024 as compared to 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth certain information regarding beneficial ownership of our common stock, Series H Preferred and Series I Preferred as of March 7, 2025 (a) by each person known by us to own beneficially 5% or more of the outstanding shares of each class of the outstanding securities, (b) by our named executive officers and each of our directors (and director nominees) and (c) by all executive officers and directors of the Company as a group.

As of March 7, 2025, there were 1,769,532 shares of Company common stock outstanding, 33,000 shares of Series H Preferred outstanding, and 500,442 shares of Series I Preferred outstanding.

In addition to the foregoing, as of March 7, 2025, there were (i) 316 shares of the Company’s Series E Preferred outstanding, which, including accrued dividends thereon, were convertible into an aggregate of 3,362 shares of Company common stock; (ii) 297,788 shares of Series J Preferred outstanding; (iii) 60,595 shares of Series K Preferred outstanding (iv) 1,076,156 shares of Series L Preferred outstanding; (v) 133,278 shares of Series M Preferred Stock outstanding, 500,000 shares of Series N Nonvoting Convertible Preferred Stock (“Series N Preferred”) outstanding, 161,291 shares of Series O Nonvoting Convertible Preferred Stock (“Series O Preferred”) outstanding, and 343,750 shares of Series P Nonvoting Convertible Preferred Stock (“Series P Preferred”) outstanding. The Series E, J, K, L, M, N, O and P Preferred do not have any voting rights and therefore are not included in a separate table below.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants, convertible preferred stock or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of March 7, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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Common Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Named Executive Officers and Directors:
William Kerby(2)	52,185	2.9%
Frank Orzechowski(3)	11,516	*
Donald P. Monaco(4)	47,180	2.7%
Jacob Brunsberg(5)	48,552	2.7%
Salvatore Battinelli(6)	6,072	*
Dennis Duitch(7)	5,767	*
Kent J. Summers(8)	5,730	*
All executive officers and directors as a group (7 persons)(9)	177,002	9.6%
5% Stockholders:
Promethean TV, Inc. (10)	100,000	5.7%
David Jiang (11)	181,543	9.9%

*Less than 1%.

(1)	Based on 1,769,532 shares outstanding at March 7, 2025.

(2)	Includes 11,386 shares held by Travel and Media Tech, LLC (“TMT”). Mr. Kerby is a 50% member of TMT, and is deemed to beneficially own the shares held by TMT. Mr. Kerby disclaims beneficial ownership of all securities held by TMT in excess of his pecuniary interest, if any.

(3)	Includes 11,468 shares issuable upon the exercise of stock options.

(4)	Includes (i) 1,733 shares held by Monaco Investment Partners, LP (“MIP”); (ii) 34,061 shares held by the Donald P. Monaco Insurance Trust (the “Trust”); and (iii) 11,386 shares held by TMT. Mr. Monaco is the managing general partner of MI Partners, is the trustee of the Trust and is a 50% member of TMT, and as such is deemed to beneficially own the securities held by the MI Partners, Trust and TMT, respectively. Mr. Monaco disclaims beneficial ownership of all securities held by MIP, the Trust and TMT in excess of his pecuniary interest, if any.

(5)	Includes 48,457 shares issuable upon the exercise of stock options.

(6)	Includes (i) 5,105 shares issuable upon the exercise of stock options, (ii) 178 shares issuable upon the conversion of shares of the Company’s Series E Preferred Stock, and (iii) 122 shares issuable upon exercise of Class A Warrants.

(7)	Includes 5,105 shares issuable upon the exercise of stock options.

(8)	Includes 5,105 shares issuable upon the exercise of stock options.

(9)	Includes (i) 75,240 shares issuable upon the exercise of stock options, (ii) 178 shares issuable upon the conversion of the shares of the Company’s Series E Preferred Stock, and (iii) 122 shares issuable upon exercise of Class A Warrants.

(10)	Mr. Ian Sharpe is the control party of Promethean TV, Inc., and as such is deemed to beneficially own the securities held by Promethean TV, Inc. Mr. Sharpe disclaims beneficial ownership of all securities held by Promethean TV, Inc. in excess of his pecuniary interest, if any.

(11)	Includes 47,500 shares issuable upon the conversion of Series I Preferred.

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Series H Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series H Preferred, and therefore have been excluded from the following table.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Procopio Cory Hargreaves & Savitch LLP c/o NextTrip, Inc.	33,000	100.0%

(1)	Based on 33,000 shares of Series H Preferred outstanding at March 7, 2025.

Series I Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series I Preferred, and therefore have been excluded from the following table.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
David Jiang c/o NextTrip, Inc.	427,528	85.4%
Gregory Miller c/o NextTrip, Inc.	33,113	6.6%

(1)	Based on 500,442 shares of Series I Preferred outstanding at March 7, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that during the fiscal year ended February 29, 2024, its executive officers, directors and greater than 10% stockholders timely filed all reports under Section 16(a).

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Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans as of February 29, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)

2023 Equity Incentive Plan(1)	-	-	7,000,000
2013 Equity Incentive Plan(2)	82,800	$55.56	-
Equity compensation plans not approved by security holders(3)	-	$2.21	-
Chief Executive Officer Inducement Options(4)	2,500	$224.00	-

(1)	On November 19, 2023, the Board adopted the 2023 Plan, which was approved by our stockholders on December 28, 2023.

(2)	On March 15, 2013, the Board adopted the 2013 Plan. The 2013 Plan was approved by our stockholders on October 10, 2013. The 2013 Plan automatically expired on March 15, 2023, which was the tenth anniversary of the adoption of the 2013 Plan.

(3)	On June 23, 2020, our Board adopted the Company’s 2020 Stock Appreciation Rights Plan (the “SAR Plan”). The purposes of the SAR Plan are to: (i) enable the Company to attract and retain the types of employees, consultants, and directors who will contribute to the Company’s long-range success; (ii) provide incentives that align the interests of Service Providers with those of the shareholders of the Company; and (iii) promote the success of the Company’s business. The SAR Plan only provides for incentive awards in the form of SARs. No shares of common stock are reserved in connection with the adoption of the SAR Plan since no shares will be issued pursuant to the SAR Plan. As of February 29, 2024, the Company had 40,390 SARs outstanding under the SAR Plan.

(4)	On December 3, 2019, in conjunction with the hiring of Mark K. Ruport, the Company’s former President and Chief Executive Officer, the Company granted to Mr. Ruport (i) an option to purchase 500 shares of our common stock with an exercise price of $224.00, which fully vested and became exercisable on January 3, 2020; and (ii) an option to purchase up to 2,000 shares of our common stock, with an exercise price of $224.00, which fully vested and became exercisable on December 3, 2022. In accordance with Nasdaq Listing Rule 5635(c)(4), such options were granted to Mr. Ruport as an inducement award outside of the 2013 Plan. As of February 29, 2024, such inducement shares were subject to an exercisability waiver until such time as the Company received shareholder approval to increase its authorized common shares from 1,200,000 to 250,000,000 shares. Such approval was obtained at a special meeting of stockholders on March 8, 2024.

TRANSACTIONS WITH RELATED PERSONS

Except as described below in this section, since the beginning of our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were a party other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above:

●	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

●	in which any director, executive officer, or other stockholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

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Related Party Loans to Company

On February 29, 2024, NextTrip Holdings, Inc. (“Holdings”), a wholly owned subsidiary of the Company, issued an unsecured promissory note, in the principal amount of $391,776.54, to William Kerby, to memorialize the terms and conditions of certain working capital advances made by Mr. Kerby to Holdings. The promissory note accrued interest at a rate equal to 7.5% simple interest per annum, and was scheduled to automatically mature and become due and payable in full on February 28, 2025, subject to certain limited exceptions. The promissory note, or any portion thereof, could be prepaid by Holdings without any penalty. Mr. Kerby serves as Chief Executive Officer of both the Company and Holdings. The promissory note was approved by the Board, including all independent members thereof. On December 31, 2024, the full outstanding balance of the note ($321,257) was converted into shares of our Series L Preferred.

On March 18, 2024, Holdings entered into an unsecured promissory note for a line of credit with Donald Monaco and William Kerby, the Company’s Chairman of the Board and Chief Executive Officer, respectively, for the aggregate principal amount of $500,000 with an initial advance of $125,000, provided that the aggregate principal amount of the note does not exceed $500,000 at any time. Under the terms of the note, advances under the line of credit may be made at the Company’s request until August 31, 2024. The note bears an annual interest rate of 7.5% and matures on February 28, 2025, and may be prepaid by the Company at any time prior to maturity without penalty. The promissory note was approved by the Board, including the independent members thereof. On December 31, 2024, $453,743 of the outstanding principal balance of $467,892 was converted into shares of Series L Preferred, and on February 24, 2025, the remaining balance was converted into Series L Preferred. As of March 7, 2025 there is no outstanding principal balance.

On April 23, 2024, the Board approved Holdings to enter into a series of unsecured promissory notes with certain related parties, including investors, directors, officers and employees, who may individually provide funds for the aggregate principal amount of $1,000,000. The notes bear an annual interest rate of 7.5% and shall mature one year from the date of each note’s execution, and may be prepaid by Holdings at any time prior to maturity without penalty. On August 14, 2024, at a joint meeting of the Audit Committee and the Board, the directors unanimously approved an increase in the principal amount of the related party line of credit to $2,000,000 on the same terms and conditions as previously approved. On December 31, 2024, $570,000 of the outstanding principal balance of $1,714,863 was converted into shares of Series L Preferred, and on February 24, 2025, an additional $1,000,000 of the principal balance was converted into Series L Preferred Shares, and $100,000 of the principal balance was converted into Series I Preferred Shares. As of March 7, 2025 the remaining outstanding principal balance of the note is $61,526.

On May 21, 2024, Holdings issued an unsecured promissory note, in the principal amount of $455,000, to Mr. Monaco. The promissory note accrued interest at a rate equal to 7.5% simple interest per annum, and was scheduled to automatically mature and become due and payable in full on February 28, 2025, subject to certain limited exceptions. The promissory note, or any portion thereof, could be prepaid by Holdings without any penalty. The promissory note was approved by the Board, including the independent members thereof. On December 31, 2024, the remaining outstanding balance of the note ($405,000) was converted into shares of our Series L Preferred.

The following table summarizes the principal amounts outstanding as of March 7, 2025 by promissory note date and related party:

Promissory Note Date	Name	Title	Principal Amount Outstanding at March 7, 2025
February 29, 2024	William Kerby	Chief Executive Officer	$-

March 18, 2024	William Kerby	Chief Executive Officer	$-
	Donald P. Monaco	Chairman	$-
			$-

April 23, 2024	William Kerby	Chief Executive Officer	$18,910
	Donald P. Monaco	Chairman	$35,000
	Gregory Miller	Executive Vice-President	$7,616
			$61,526

May 21, 2024	Donald P. Monaco	Chairman	$-

Total			$61,526

The repayment of related party loans, to the extent not limited by any contractual terms, is subject to review and approval by the Audit Committee which consists of independent directors who are not parties to the aforementioned related party loans.

In addition to the funds provided to the Company pursuant to the above promissory notes, Mr. Monaco has advanced $110,000 in short-term funds to cover certain operating expenses of the Company.

40

Conversion of Deferred Salary to Company Stock

On February 26, 2025, $500,000 of deferred salary owed to Mr. Kerby was converted into 165,562 shares of Series L Preferred at a conversion price of $3.02 per share.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Nevada law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer, including in connection with the Acquisition and related matters.

Policies and Procedures for Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons (other than compensation-related matters, which should be reviewed by our Compensation Committee), in accordance with its Charter and the Nasdaq marketplace rules. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise specified in each of the above proposals, and the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock, none of our directors, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this proxy statement.

OTHER MATTERS

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K, without exhibits, for the fiscal year ended December February 29, 2024, as filed with the SEC, which constitutes our annual report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

As of the date of this Proxy Statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournment or postponement of the meeting and are voted upon, your proxy will confer discretionary authority on the individuals named as proxy holders to vote the shares represented by the proxy as to any other matters.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with proxy solicitation firms, brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock, Series H Preferred and/or Series I Preferred held of record by such persons, and we may pay fees and/or reimburse such proxy solicitation firms, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

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The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of common stock, Series H Preferred or Series I Preferred. We will also deliver a separate copy of this proxy statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to NextTrip, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507, Attn: Secretary, by registered, certified or express mail or by calling the Company at (203) 733-1356.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Stockholders may obtain free copies of certain documents filed with the SEC by the Company through the “SEC Filings” section of our website. You also may obtain any of the documents we file with the SEC, including exhibits to the documents, without charge, by requesting them in writing or by telephone at the following address or telephone number:

NextTrip, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(203) 733-1356

By Order of the Board of Directors

/s/ William Kerby
William Kerby
Chief Executive Officer

42

NEXTTRIP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – APRIL 9, 2025 AT 10:00 AM MOUNTAIN STANDARD TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of NextTrip, Inc. (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around March 10, 2025, and hereby appoints William Kerby as proxy and attorney-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Annual Meeting of Stockholders of the Company, to be held on April 9, 2025 at 10:00 am Mountain Standard Time (subject to postponement(s) or adjournment(s) thereof), virtually via live audio webcast at https://agm.issuerdirect.com/ntrp-2025 (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/NTRP
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

4903-1186-4357

ANNUAL MEETING OF THE STOCKHOLDERS OF NEXTTRIP, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	**FOR**	**AGAINST**	**ABSTAIN**	
The election of one Class I director to serve until our 2028 annual meeting of stockholders: Donald P. Monaco		☐	☐	☐	**CONTROL ID:** **REQUEST ID:**
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**	
The ratification of the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending February 28, 2025.		☐	☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____
____
____

The Board of Directors recommends voting "FOR" the Class I director nominee included in Proposal 1 and "FOR" Proposal 2.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)

4903-1186-4357